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                                                                  EXHIBIT 10u-3


                                SECOND AMENDMENT
                                     TO THE
                       BELLSOUTH TELECOMMUNICATIONS, INC.
                 TRUST UNDER BOARD OF DIRECTORS BENEFIT PLAN(S)

         THIS SECOND AMENDMENT to the BellSouth Telecommunications, Inc. Trust Under Board of Directors Benefit Plan(s) (the "Trust Agreement") is made this 17th day of December, 2003, by and between BellSouth Corporation, a Georgia corporation ("BellSouth"), BellSouth Telecommunications, Inc., a Georgia corporation wholly-owned by BellSouth ("Company"), and The Northern Trust Company, an Illinois corporation of Chicago, Illinois ("Trustee"):

         WHEREAS, BellSouth, Company and Bankers Trust Company, a New York Corporation ("Bankers Trust"), first executed the Trust Agreement on May 23, 1996; and

         WHEREAS, BellSouth and Company on November 1, 2003, appointed Trustee as successor trustee to Bankers Trust Company; and

         WHEREAS, BellSouth, Company and Trustee, effective November 1, 2003, executed a First Amendment to the Trust Agreement; and

         WHEREAS, BellSouth, Company and Trustee now desire to amend further the Trust Agreement, pursuant to Section 12 of the Trust Agreement;

         NOW, THEREFORE, the sections of the Trust Agreement set forth below are amended as follows, but all other sections of the Trust Agreement shall remain in full force and effect:

                                       1.

         Section 5(c) is hereby amended by deleting the last sentence therein, and inserting at the end of Section 5(c) the following:

                  "Furthermore, in addition to such reservation of discretionary authority, prior to a Change of Control, BellSouth may appoint one or more investment managers ("Investment Managers") to manage all or a portion of the assets of the Trust. BellSouth shall notify Trustee of each appointment of an Investment Manager (and of any subsequent changes in any such appointment), in writing, and shall direct each Investment Manager to certify to Trustee the names of all persons authorized to act on its behalf. Trustee may continue to rely upon such instruments until otherwise notified in writing by BellSouth or the Investment Manager, as the case may be. Trustee may



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                  conclusively rely upon the determinations of and directions from BellSouth acting pursuant to the authority reserved in, or an Investment Manager appointed pursuant to, subsection
                  (c) of this Section 5. All fees and expenses of an Investment Manager shall be paid from the assets of the Trust unless paid by BellSouth or Company. Notwithstanding anything to the contrary contained herein, following a Change of Control, BellSouth may not reserve discretionary authority or appoint an Investment Manager for the management and control of any assets of the Trust and any prior reservation or appointment then in effect shall be nullified."

                                       2.

         Section 5(d) is hereby deleted in its entirety and replaced with the following:

                  "(d) Trustee shall follow the directions of BellSouth or of an Investment Manager regarding the investment and reinvestment of Trust assets (or such portion thereof as may be under management by BellSouth or an Investment Manager pursuant to subsection (c) of this Section 5), and shall be under no duty or obligation to review or to question any direction of BellSouth pursuant to the authority reserved in, or of an Investment Manager appointed pursuant to, subsection
                  (c) of this Section 5, or to review any investment to be acquired, held or disposed of pursuant to such directions, or to make recommendations with respect to the disposition or continued retention of any such investment and Trustee shall have no authority to take any action or to refrain from taking any action with respect to any such assets unless and until it is directed to do so by BellSouth pursuant to authority reserved in, or an Investment Manager appointed pursuant to, subsection (c) of this Section 5. Notwithstanding anything to the contrary in this Trust Agreement, BellSouth shall indemnify Trustee and hold it harmless from any liability or expense (including reasonable attorneys' fees) resulting from acts or omissions of Trustee taken in reliance on directions or the absence of directions from BellSouth pursuant to authority reserved in, or an Investment Manager appointed pursuant to, subsection (c) of this Section 5 or otherwise in connection with Trustee's administration of the Trust consistent with subsection (c) of
                  Section 5."



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                                       3.

         Section 5(e) is hereby amended by substituting "BellSouth pursuant to authority reserved in subsection (c) of this Section 5" with "BellSouth pursuant to authority reserved in, or an Investment Manager appointed pursuant to, subsection (c) of this Section 5" therein.

                                       4.

         Section 5(f) is hereby amended by substituting "BellSouth acting pursuant to authority reserved under subsection (c) of this Section 5" with "BellSouth acting pursuant to authority reserved in, or an Investment Manager appointed pursuant to, subsection (c) of this Section 5" in the introductory language preceding clause (1) of Section 5(f).

                                       5.

         Section 5(g) is hereby amended by adding at the end thereof the following:

         "Notwithstanding the foregoing, the Trustee shall vote any proxies for such shares of Company Stock held pursuant to this Section 5(g) in its discretion."

         IN WITNESS WHEREOF, BellSouth, Company and Trustee have caused this Amendment to be executed and their respective corporate seals to be affixed and attested by their corporate officers on the day and year first written above.

                                BELLSOUTH CORPORATION



                                By: /s/ Lynn Wentworth
                                   ---------------------------------------------
                                Its:  Chairman, Trust Asset Management Committee


ATTEST:


/s/ Marcy A. Bass
---------------------------------------------------------
Its: Senior Corporate Counsel & Asst. Corporate Secretary


         (CORPORATE SEAL)






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         The undersigned, Marcy A. Bass, does hereby certify that he/she is the duly elected, qualified and acting Assistant Corporate Secretary of BellSouth Corporation ("BellSouth") and further certifies that the person whose signature appears above is a duly elected, qualified and acting officer of BellSouth with full power and authority to execute this Trust Amendment on behalf of BellSouth and to take such other actions and execute such other documents as may be necessary to effectuate this Trust Amendment.


/s/ Marcy A. Bass
-------------------------------
Senior Corporate Counsel and
Assistant Corporate Secretary
BellSouth Corporation


                                     BELLSOUTH TELECOMMUNICATIONS, INC.



                                     By: /s/ Roderick Odom
                                        ----------------------------------------
                                     Its:   President

ATTEST:


/s/ Joyce Clower Irvine
---------------------------------
Its:  Assistant Secretary




         (CORPORATE SEAL)

         The undersigned, Joyce Clower Irvine, does hereby certify that he/she is the duly elected, qualified and acting Assistant Secretary of BellSouth Telecommunications, Inc. ("Company") and further certifies that the person whose signature appears above is a duly elected, qualified and acting officer of the Company with full power and authority to execute this Trust Amendment on behalf of the Company and to take such other actions and execute such other documents as may be necessary to effectuate this Trust Amendment.


/s/ Joyce Clower Irvine
--------------------------------
Assistant Secretary
BellSouth Telecommunications, Inc.



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                                            THE NORTHERN TRUST COMPANY



                                            By: /s/ Anita L. Bender
                                                --------------------------------
                                            Its: Vice President
                                                --------------------------------


ATTEST:


/s/ Robert F. Draths, Jr.
----------------------------------
Its: Assistant Secretary
    ------------------------------





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